UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Avid Technology, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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R1AVI1 Meeting Information Meeting Type: Annual For holders as of: April 2, 2009 Date: May 28, 2009 Time: 8:00 a.m. PDT Location: You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. 1. This communication presents only an overview of the more complete proxy materials that are available to you on the lnternet. We encourage you to access and review all of the important information contained in the proxy materials before voting. 2. Our Notice of the 2009 Annual Meeting, Proxy Statement and 2008 Annual Report to Stockholders are available at www.proxvvote.com. 3. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 14, 2009 to facilitate timely delivery. See the reverse side of this notice to obtain proxy materials and voting instructions. AVID TECHNOLOGY, INC. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for Avid's 2009 Annual Meeting of Stockholders to Be Held on May 28, 2009 909 Montgomery Street Suite 400 San Francisco, CA 94133 AVID TECHNOLOGY, INC. C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735 For directions to the meeting, please call 978-640-3346.

R1AVI2 Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you attend the 2009 Annual Meeting of Stockholders, you may vote in person. You will need to request a ballot at the annual meeting. If you are a beneficial owner, in order to vote in person at the annual meeting, you must obtain a legal proxy from the stockholder of record that authorizes you to do so. Vote Over The Internet: To vote by proxy over the lnternet, please visit www.proxyvote.com anytime prior to 11:59 p.m. EDT on May 27, 2009. Please have this notice in hand when visiting the website and follow the instructions provided. Vote By Mail: If you request a paper copy of the proxy materials by mail, you may submit your proxy vote by mail. You will need to mark, sign, date and return the proxy card as instructed. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper copy of these documents (including a proxy card) by mail or an electronic copy by e-mail, you must request one. There is NO charge for requesting a copy. You may also request to receive paper copies of future stockholder communications by mail or electronic copies by e-mail on an ongoing basis. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before May 14, 2009. In the absence of any request to the contrary, future stockholder communications may be made available to you over the lnternet.

Voting Items 2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the current fiscal year. 01) George H. Billings 02) Nancy Hawthorne 03) John H. Park The Board of Directors recommends that you vote "FOR" each of the following nominees. 1. To elect all of the nominees listed below as Class I Directors to serve for three-year terms. Nominees: Shares represented by proxy, when properly executed, will be voted in the manner directed by each stockholder. If no direction is given, shares represented by proxy will be voted FOR each of the director nominees and FOR proposal 2. If any other matters properly come before the meeting, the persons named by Avid as proxies will vote in their discretion. The Board of Directors recommends that you vote "FOR" the following proposal. R1AVI3

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